INTERNATIONAL EQUITY FUND


                                  ANNUAL REPORT


                              Dated April 30, 1997

VOYAGEUR INVESTMENTS

ANNUAL REPORT

VOYAGEUR INTERNATIONAL EQUITY FUND

Dated April 30, 1997

LETTER FROM THE PRESIDENT



Dear Shareholder:

As you know, on May 12, 1997, after receiving shareholder approval through a proxy vote, the International Equity Fund was liquidated. This was due to the acquisition of Voyageur Fund Distributors by Lincoln National Corporation, For a period of one year following the liquidation date (May 12, 1997), shareholders have the ability to invest their liquidated assets at net asset value (NAV) into any of the Delaware Group Funds, including funds with comparable investment objectives. The Delaware Group Funds are managed by the Delaware Management Company, an indirect subsidiary of Lincoln National Corporation.

If at any time you have questions about any fund in the Delaware Group family of funds, contact your financial adviser or the Delaware Group Shareholder Services Department at 1-800-523-1918. The Delaware Group is committed to providing our shareholders with the best investment products and services available in today's financial market. Our equity funds allow you access to a wide range of sectors within the stock market. All Delaware/Voyageur Funds are actively managed to meet individual fund objectives.

In the pages that follow the Fund's subadvisor, Voyageur International Asset Managers, Ltd, will discuss some points of interest related to the Fund, such as country allocation and stock selection.

Sincerely,


/s/ John G. Taft
John G. Taft
President, Voyageur Funds

VOYAGEUR INTERNATIONAL EQUITY FUND



For the fiscal year ended April 30, 1997, the Voyageur International Equity Fund's total return at NAV was -2.06* percent for class A shares. This compares to the performance of the Morgan Stanley EAFE Index of -0.60 percent for the same period.*

During the fiscal year ended April 30, 1997, the Fund's performance was assisted by its overweighting in European markets, its neutral position in Australia and New Zealand, and its exposure to Brazil and Mexico. During the past six months we also decreased the Fund's exposure to Singapore and Malaysia, which reported -17 percent and -10 percent returns in U.S. dollar terms. However, Fund performance was hampered by such markets under performance. Also in our decisions for country allocation, we went against the trend and maintained our exposure in Hong Kong. This proved to be positive for the Fund since Hong Kong was up 7 percent during the past year.

EAST VS. WEST: A QUESTION OF COUNTRY ALLOCATION

For the past year, the world's major markets were basically split in half as far as overall performance was concerned. On one side, the Japanese and Southeast Asian markets proved to be fairly disappointing performers. This coupled with the weak showing of these countries' local currencies against the U.S. dollar only further added to this region's demise. A good example of this is Japan. For the year ended April 30, 1997, the Japanese market was off approximately 14 percent for the year. In U.S. dollar terms, it was down 46.5 percent.

Whereas the East was characterized by a decline in performance, which con-tributed to the Fund's overall under performance, Europe was characterized by an overall rise. Interestingly, most of the major European markets roughly returned around 20 percent in dollar terms. This again was largely due to the currency exchange. For example, Germany, Holland, Spain and Switzer-land all reported more than 30 percent market rises in their local currencies. However, due to the U.S. dollar's strength in these countries, approx-imately half of of the local gains were lost in the translation to dollars.

The United Kingdom differed from its European cousins in that the local currency -- pounds -- reigned supreme. During the year ended April 30, 1997, the United Kingdom experienced a 13.3 percent return, which translated into U.S. dollar terms to approximately 23 percent due to the pound's strong showing.

In Europe as a whole, we were particularly overweighted in comparison to the Morgan Stanley EAFE Index


VOYAGEUR INTERNATIONAL ASSET MANAGERS LTD. IS SUB-ADVISOR TO AND HAS DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE VOYAGEUR INTERNATIONAL EQUITY FUND. VOYAGEUR INTERNATIONAL ASSET MANAGERS LTD. IS AN INTER-NATIONAL MONEY MANAGER BASED IN EDINBURGH, SCOTLAND.

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE.

during the last six months. This over-weighting certainly helped boost the Fund's performance for that period.

Our overweighting in other world markets also helped the performance of the Voyageur International Equity Fund. These areas include Australia and New Zealand, which had a particularly good showing for the year. In Latin America, we tended to focus our investments in Brazil and Mexico -- two countries which are not components of the Morgan Stanley EAFE Index. These countries proved to be tremendous areas of opportunity for the Fund. In U.S. dollar terms, Brazil was up 56% over the year and Mexico was up 7 percent.

STOCK SELECTION

In addition to our asset allocation decisions, your Fund's performance benefited from our stock selection within these countries as well.

In Ireland, for example, we invested the fund in economy-sensitive stocks -- a sector of the market we tend to shy away from in general. Ireland is currently enjoying an economic boom period. Housing prices are rapidly rising. Consumer growth is extremely strong. This boom has increased the attractive-ness of economy-sensitive stocks in this area. Stock selection played an important role in our Japanese allocation. Due to the uncertainty surrounding the Japanese economy, we actively selected what we termed as internationally competitive stocks. These stocks are from companies -- such as Sharp and Canon -- that can easilly analyzed in terms of their competitors in the United States and Europe. We also remained largely underweighted in financial stocks in Japan, which were by far the worst performing stocks in the Japanese market.

FUND LIQUIDATION

On May 12, 1997, after receiving approval from the shareholders through a proxy vote, the Voyageur International Equity Fund was liquidated. This was due to the acquisition of Voyageur Fund Distributors by Lincoln National Corporation. For a period of one year following the liquidation on May 12, 1997, shareholders have the ability to liquidate their assets at net asset value (NAV) into any of the Delaware Group funds, including funds with comparable investment objectives. Delaware Group funds are managed by Delaware Management Company, an indirect subsidiary of Lincoln National Corporation.

VOYAGEUR INTERNATIONAL EQUITY FUND


        Class A Shares
            [CHART]

            Voyageur
          International
           Equity Fund
           -----------     Morgan
         With    Without   Stanley
         Sales    Sales     EAFE
        Charge   Charge    Index
        ------   ------    -----
         9525     10000    10000
"May-94" 9525     10000    10000
         9372     9840      9972
         9201     9660     10113
         9372     9840     10210
         9648     10130    10452
         9429     9900     10123
         9505     9980     10460
         8982     9430      9957
         8667     9100     10020
         8324     8740      9635
         8315     8730      9607
         8715     9150     10206
"Apr-95" 8972     9420     10590
         9067     9520     10464
         8934     9380     10280
         9286     9750     10920
         8991     9440     10504
         9067     9520     10709
         8858     9300     10421
         9105     9560     10711
         9458     9930     11143
         9601     10080    11189
         9573     10050    11226
         9697     10180    11465
"Apr-96" 9935     10431    11798
         9764     10251    11584
         9821     10311    11652
         9449     9920     11314
         9554     10030    11342
         9725     10210    11646
         9601     10080    11530
         9993     10491    11992
         9984     10482    11840
         9828     10318    11428
         9974     10472    11618
         9896     10390    11663
"Apr-97" 9731     10216    11728





                                                       TOTAL RETURNS
---------------------------------------------------------------------------------------------------------
                                Class A Shares           Class B Shares            Class C Shares
---------------------------------------------------------------------------------------------------------
                                            Since                     Since                      Since
                              1 Year     5/16/94**    1 Year         1/16/96**    1 Year       5/20/94**
   Without
   Sales Charge              (2.06%)        0.73%      (2.84%)        1.04%       (2.77%)        0.05%
---------------------------------------------------------------------------------------------------------
   With Sales
   Charge                    (6.71%)*      (0.91%)*    (6.84%)***    (2.06%)***   (3.77%)***     0.05%***
---------------------------------------------------------------------------------------------------------



The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Performance quoted represents past performance and is not indicative of future results.

*   Total return includes the maximum 4.75% sales charge.
**  Commencement of operations.
*** Assumes redemption on April 30, 1997.

The Morgan Stanley EAFEIndex is an unmanaged index of approximately 1,000 stocks representing the markets of 18 countries in Europe, Australia, New Zealand and the Far East. The index is in U.S. dollars with net dividends. The index assumes no operating expenses, transactions fees or sales charges are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform the index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses.

INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds III, Inc.


         We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur International Equity Fund (a fund within Voyageur Mutual Funds III, Inc.) as of April 30, 1997 and the related statement of operations for the year then ended the statements of changes in net assets for each of the years in the two-year period ended April 30, 1997 and the financial highlights for the periods presented in note 6. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voyageur International Equity Fund, at April 30, 1997 and the results of its operations, changes in net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

         As discussed in note 4 to the financial statements, the Fund ceased operations on May 12, 1997 through liquidation.


                                                   KPMG Peat Marwick LLP


Minneapolis, Minnesota
June 13, 1997

VOYAGEUR INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES                                      APRIL 30, 1997
---------------------------------------------------------------------------------------
       ASSETS
Cash in bank on demand deposit ...........................................   $1,967,442
Dividends and interest receivable (note 1) ...............................        9,774
Receivable for investment securities sold ................................       67,502
Organizational costs (note 1) ............................................       14,667
                                                                             ----------
   Total assets ..........................................................    2,059,385
                                                                             ----------

       LIABILITIES
Liability for unrealized depreciation on forward foreign currency
   contracts - net (note 1) ..............................................          316
Accrued expenses .........................................................       11,470
                                                                             ----------
   Total liabilities .....................................................       11,786
                                                                             ----------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK .......................   $2,047,599
                                                                             ==========

Represented by:
   Capital Stock -  $.01 par value (note 1) ..............................   $    2,050
   Additional paid-in capital ............................................    1,946,387
   Undistributed net investment income ...................................        4,140
   Accumulated net realized gain on investments and
     foreign currency transactions .......................................       88,019
   Unrealized appreciation on investments in securities and translation of
      other assets and liabilities denominated in foreign currencies .....        7,003
                                                                             ----------

     TOTAL NET ASSETS ....................................................   $2,047,599
                                                                             ==========

Net assets applicable to outstanding Class A shares ......................   $1,905,518
                                                                             ==========
Net assets applicable to outstanding Class B shares ......................   $   55,388
                                                                             ==========
Net assets applicable to outstanding Class C shares ......................   $   86,693
                                                                             ==========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of capital stock outstanding: 190,586 (note 5) .......   $    10.00
                                                                             ==========
   Class B - Shares of capital stock outstanding: 5,578 (note 5) .........   $     9.93
                                                                             ==========
   Class C - Shares of capital stock outstanding: 8,820 (note 5) .........   $     9.83
                                                                             ==========


See accompanying notes to financial statements.


VOYAGEUR INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS                                          YEAR ENDED APRIL 30, 1997
------------------------------------------------------------------------------------------
Investment income:
   Dividends (net of foreign taxes withheld of $5,102) .......................   $  54,392
                                                                                 ---------

Expenses (note 2):
   Investment advisory and management fee ....................................      25,973
   Dividend disbursing, administrative and accounting services fees ..........      56,333
   Distribution fee - Class A ................................................       6,308
   Distribution fee - Class B ................................................         343
   Distribution fee - Class C ................................................         399
   Printing, postage and supplies ............................................       1,859
   Legal fees ................................................................         297
   Custodian fees ............................................................      14,937
   Compensation of directors .................................................         173
   Audit and accounting fees .................................................      11,380
   Registration fees .........................................................      16,402
   Amortization of organizational costs ......................................       7,334
   Other expenses ............................................................         509
                                                                                 ---------
     Total expenses ..........................................................     142,247
Less (note 2):
   Expenses waived or absorbed ...............................................     (77,500)
   Earnings credits on uninvested cash .......................................     (12,244)
                                                                                 ---------
     Total net expenses ......................................................      52,503
                                                                                 ---------
     Investment income - net .................................................       1,889
                                                                                 ---------

Realized and unrealized gain (loss) on investments and foreign currency - net:
     Net realized gain (loss) from:
       Investments ...........................................................     145,061
       Foreign currency transactions .........................................     (11,264)
     Net increase (decrease) in unrealized appreciation or depreciation of:
       Investments in securities .............................................    (190,267)
       Translation of other assets and liabilities denominated in foreign
         currencies ..........................................................        (435)
                                                                                 ---------

     Net loss on investments and foreign currency ............................     (56,905)
                                                                                 ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................   $ (55,016)
                                                                                 =========


See accompanying notes to financial statements.


VOYAGEUR INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                                YEAR            YEAR
                                                                                ENDED           ENDED
                                                                               APRIL 30,       APRIL 30,
                                                                                 1997           1996
                                                                              -----------    -----------
Operations:
 Investment income gain - net .............................................   $     1,889    $     1,463
   Net realized gain  on investments and foreign currency
     transactions .........................................................       133,797         55,295
   Net change in unrealized appreciation or depreciation
     of investments in securities and translation of other assets and
       liabilities and denominated in foreign currencies ..................      (190,702)       196,834
                                                                              -----------    -----------
   Net increase (decrease) in net assets resulting
     from operations ......................................................       (55,016)       253,592
                                                                              -----------    -----------

Distributions to shareholders from:
   Investment income - net:
     Class A ..............................................................        (5,229)        (3,259)
   Net realized gain on investments:
     Class A ..............................................................       (43,651)          --
     Class B ..............................................................          (526)          --
     Class C ..............................................................          (461)          --
   Return of capital:
     Class A ..............................................................          --           (1,587)
                                                                              -----------    -----------
       Total distributions ................................................       (49,867)        (4,846)
                                                                              -----------    -----------
Capital share transactions (note 5):
  Proceeds from sale of shares (note 2):
     Class A ..............................................................       737,534        770,109
     Class B ..............................................................        33,359         22,812
     Class C ..............................................................        79,452          6,646
   Net asset value of shares issued in reinvestment of
     net investment income, return of capital and net
       realized gain distributions:
         Class A ..........................................................        44,956          4,437
         Class B ..........................................................           776           --
         Class C ..........................................................           461           --
   Payments for redemption of shares:
     Class A ..............................................................    (1,568,329)      (236,210)
     Class B (note 2) .....................................................          (530)           (10)
     Class C ..............................................................       (20,677)          --
                                                                              -----------    -----------
   Increase (decrease) in net assets from capital
     share transactions ...................................................      (692,998)       567,784
                                                                              -----------    -----------
       Total increase (decrease) in net assets ............................      (797,881)       816,530
Net assets at beginning of period .........................................     2,845,480      2,028,950
                                                                              -----------    -----------
Net assets at end of period (including undistributed net
   investment income of $4,140 and $6,212, respectively ...................   $ 2,047,599    $ 2,845,480
                                                                              ===========    ===========


See accompanying notes to financial statements.


VOYAGEUR INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Voyageur International Equity Fund (the Fund), a series within Voyageur Mutual Funds III, Inc., is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund seeks to provide shareholders with a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of equity securities of companies located in countries outside the United States and Canada. In order to prepare for the liquidation as discussed in note 4, the Fund moved out of international equity securities prior to April 30, 1997.

         The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature.

         Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments and foreign currency transactions are allocated to each class of shares based upon its relative net assets. Pursuant to its articles of incorporation, Voyageur Mutual Funds III, Inc. has 10 trillion shares of authorized capital stock that may be issued.

         The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK

         Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments are volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

INVESTMENTS IN SECURITIES

         Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. The values of fixed income securities are determined by using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost which approximates market value.

         Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN
CURRENCY CONTRACTS

         The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, and the related income and expenses are translated at the exchange rate on the transaction date. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions.

         The Fund does not isolate that portion of the results

VOYAGEUR INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation would be determined using foreign currency exchange rates from an independent pricing service. The Fund would be subject to the credit risk that the other party would not complete the obligations of the contract.

         At April 30, 1997, the Fund entered into a forward currency contract that obligated the Fund to deliver 86,605 Singapore dollars (with a U.S. Dollar value of $59,879 as of April 30, 1997) on May 2, 1997. In exchange, the Fund will receive $59,563 U.S. Dollars on May 2, 1997. The unrealized depreciation of $316 on this contract is included in the accompanying financial statements.

FEDERAL TAXES

         The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund.

         Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

         On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income by $1,268, increase accumulated net realized gain on investment by $3,469 and decrease additional paid-in capital by $4,737 for the Fund.

DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of the Fund.

ORGANIZATIONAL COSTS

         Organizational costs of the Fund are being amortized over 60 months on a straight line basis. The remaining $14,667 of unamortized organizational costs will be reimbursed by Lincoln National Corporation.

(2) EXPENSES AND SALES CHARGES

         The Fund has an investment advisory agreement with Voyageur Fund Managers, Inc. (Voyageur). Voyageur provides the Fund with office facilities, equipment and personnel, and monitors the performance of various organizations performing services for the Fund. The investment advisory agreement provides for the payment on a monthly basis of a fee equal to an annual rate of 1.00% of the Fund's average daily net assets. Investment decisions for the Fund are made and executed by Voyageur International Asset Managers, Ltd. Voyageur pays Voyageur International Asset Managers, Ltd. for their services a sub-advisory fee equal to .50% of average daily net assets. The Fund paid no direct fees to the sub-advisor.

         The Fund will also pay a fee to Voyageur for acting as the Fund's transfer agent, dividend-disbursing and accounting services agent. The fee for the Fund is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $3,000 to $5,000 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performance of transfer agency, dividend disbursing and accounting services.

         In addition to the advisory fee and the transfer agency, dividend disbursing and accounting services fees, the Fund is responsible for paying most other operating expenses including outside directors' fees and

VOYAGEUR INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.

         The Fund has a distribution agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans the Fund pays Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares.

         Voyageur has voluntarily agreed to pay all expenses (excluding fees paid indirectly, stock transfer fees, taxes, interest and brokerage commissions) which exceed 2.00% of average daily Class A net assets and 2.75% of average daily Class B and Class C net assets for the Fund on an annual basis. During the year ended April 30, 1997, Voyageur voluntarily absorbed $77,500 for the Fund. The Fund earned credits on uninvested cash balances held at the custodian. The credits earned for the year ended April 30, 1997 were $12,244 which were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank. Sales charges paid by Class A shareholders during the year ended April 30, 1997 were $8,562 for the Fund of which Fund Distributors received $1,202. Contingent deferred sales charges paid by Class B shareholders during the year ended April 30, 1997 were $17 for the Fund.

(3)  INVESTMENT SECURITIES TRANSACTIONS

         Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $1,168,257 and $3,679,118 for the Fund during the year ended April 30, 1997.

(4)  FUND REORGANIZATION AND LIQUIDATION

         On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an agreement and plan of merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. The "assignment" of advisory agreement relating to the merger has been approved by the Fund's Board of Directors and shareholders. LNC acquired DFG on April 30, 1997.

         Also proposed was a Plan of Liquidation and Termination for the Fund which was approved by the Fund's Board of Directors and shareholders. The Fund was liquidated on May 12, 1997.


(5)  CAPITAL STOCK

         Transactions in shares during the periods shown were as follows:


                                       CLASS A                  CLASS B                       CLASS C
                               ----------------------   -------------------------       --------------------
                                                                      PERIOD FROM
                                  YEAR       YEAR         YEAR          APRIL 16,         YEAR         YEAR
                                 ENDED       ENDED        ENDED        1996*  TO          ENDED        ENDED
                                APRIL 30,  APRIL 30,    APRIL 30,       APRIL 30,       APRIL 30,    APRIL 30,
                                  1997       1996         1997             1996           1997         1996
                               ----------  ----------   ----------      ---------       --------     --------
Shares sold...................    72,303      78,718        3,267           2,288         7,988           691
Shares issued for
   reinvested distribution....     4,382         448           76              --            46            --
Shares redeemed...............  (154,230)    (24,280)         (52)             (1)       (2,064)           --
                               ----------  ----------   ----------      ---------       --------     --------
Increase (decrease) in shares
   outstanding................   (77,545)     54,886        3,291           2,287         5,970           691
                              ===========  =========     ========         =======      ========        ======


------------------------------------

* Commencement of operations


VOYAGEUR INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


(6)  FINANCIAL HIGHLIGHTS

         Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                         CLASS A                              CLASS B
                                           ----------------------------------           ---------------------
                                                                                                     PERIOD FROM
                                           YEAR          YEAR       PERIOD FROM          YEAR        JANUARY 16,
                                           ENDED         ENDED      MAY 16, 1994*        ENDED          1996*
                                          APRIL 30,    APRIL 30,    TO APRIL 30,        APRIL 30,    TO APRIL 30,
                                           1997(d)       1996           1995             1997(d)        1996
                                           ------       ------         ------            ------        ------
Net asset value:
   Beginning of period..................   $10.41       $ 9.42         $10.00            $10.40        $ 9.97
                                           ------       ------         ------            ------        ------

Operations:
   Net investment income gain (loss)....      .01           --           (.05)             (.06)           --
   Net realized and unrealized gain (loss)
     on investments and translation of
       assets and liabilities in
         foreign currencies.............     (.22)        1.01           (.53)             (.23)          .43
                                           ------       ------         ------            ------        ------
           Total from operations........     (.21)        1.01           (.58)             (.29)          .43
                                           ------       ------         ------            ------        ------

Distributions to shareholders:
   From net investment income...........     (.02)        (.01)            --                --            --
   From net realized gains..............     (.18)          --             --              (.18)           --
   From return of capital...............       --         (.01)            --                --            --
                                           ------       ------         ------            ------        ------
     Total distributions................     (.20)        (.02)            --              (.18)           --
                                           ------       ------         ------            ------        ------

Net asset value:
   End of period  ......................   $10.00       $10.41         $ 9.42            $ 9.93        $10.40
                                           ======       ======          =====            ======        ======

Total investment return (c).............   (2.06)%       10.74%         (5.80)%           (2.84)%        4.31%

Net assets at end of
   period (000's omitted)...............   $1,906       $2,792         $2,009            $   55        $   24

Ratios:
   Expenses to average net assets (e)...     2.47%        2.40%          1.99%(a)          3.22%         3.10%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)..     2.00%        2.00%           N/A              2.75%         2.73%(a)
   Net investment income (loss) to
     average net assets.................      .09%         .07%          (.55)%(a)         (.59)%        (.84)%(a)
       Assuming no voluntary waivers and
         reimbursements and expense
           reductions: (f)
                Expenses ...............     5.45%        2.97%          2.97%(a)          6.18%         3.50%(a)
                Net investment income
                  (loss)................   (2.89)%       (.50)%        (1.53)%(a)        (3.55)%       (1.24)%(a)
Portfolio turnover rate (excluding
   short-term securities)...............     52.3%        66.8%          92.1%             52.3%         66.8%
Average commission rate (b).............    $0.04          N/A            N/A             $0.04           N/A


------------------------------------

*  Commencement of operations


VOYAGEUR INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


(6)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         CLASS C
                                                       ------------------------------------------
                                                       YEAR                YEAR          PERIOD FROM
                                                       ENDED               ENDED         MAY 20, 1994*
                                                      APRIL 30,          APRIL 30,       TO APRIL 30,
                                                       1997(d)             1996             1995
                                                       ------             ------           ------
Net asset value:
   Beginning of period..........................       $10.29              $9.36            $9.99
                                                       ------             ------           ------

Operations:
   Net investment income gain (loss)............         (.02)              (.05)            (.11)
   Net realized and unrealized gain (loss)
     on investments and translation of
       assets and liabilities in
         foreign currencies.....................         (.26)               .98             (.52)
                                                       ------             ------           ------
           Total from operations................         (.28)               .93             (.63)
                                                       ------             ------           ------

Distributions to shareholders:
   From net realized gains......................         (.18)               --               --
                                                       ------             ------           ------
     Total distributions........................         (.18)               --               --
                                                       ------             ------           ------

Net asset value:
   End of period  ..............................       $ 9.83             $10.29           $ 9.36
                                                       ======             ======           ======

Total investment return (c).....................       (2.77)%              9.94%           (6.31)%

Net assets at end of
   period (000's omitted).......................           $87                $29             $20

Ratios:
   Expenses to average net assets (e)...........         3.31%              3.15%            2.74%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)..........         2.75%              2.75%             N/A
   Net investment income (loss) to
     average net assets.........................         (.30)%             (.69)%          (1.36)%(a)
       Assuming no voluntary waivers and
         reimbursements and expense reductions: (f)
                Expenses .......................         6.30%              3.50%            3.50%(a)
                Net investment income
                  (loss)........................        (3.29)%            (1.04)%          (2.12)%(a)
Portfolio turnover rate (excluding
   short-term securities).......................         52.3%              66.8%            92.1%
Average commission rate (b).....................        $0.04                N/A              N/A


------------------------------------

*  Commencement of operations


VOYAGEUR INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


(6)  FINANCIAL HIGHLIGHTS (CONTINUED)

Notes to Financial Highlights

(a)  Adjusted to an annual basis.
(b) Begining in the year ended April 30, 1997, the average commission rate paid per share for security transactions is a required disclosure.
(c) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(d) Effective August 15, 1996, Voyageur International Asset Managers, Ltd. replaced Murray Johnstone International, Ltd. as the investment sub-adviser for International Equity Fund.
(e) Beginning in the period ended April 30, 1996 the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Funds. Prior period expense ratios have not been adjusted.
(f) Prior to the year ended April 30, 1997, the ratios reflect the most restrictive state limitation in effect.

VOYAGEUR INTERNATIONAL EQUITY FUND
SHAREHOLDER MEETING RESULTS
--------------------------------------------------------------------------------


A meeting of the fund's shareholders was held on April 11, 1997. The meeting results including the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with the respect to such matter, are set forth below.

         1.   The fund's shareholders elected the following directors:

                                                Shares        Shares Withholding
                                              Voted "For"     Authority to Vote
                                              -----------     ------------------
              Walter P. Babich.............     205,785                --
              Anthony D. Knerr.............     205,785                --
              Ann R. Leven.................     205,785                --
              W. Thacher Longstreth........     205,785                --
              Thomas F. Madison............     205,785                --
              Jeffrey J. Nick..............     205,785                --
              Charles E. Peck..............     205,785                --
              Wayne A. Stork...............     205,785                --


         2. The following votes were cast concerning the liquidation of the fund and the distribution of the fund's net assets to shareholders:

                                                                    Broker
               Voted "For"     Voted "Against"     Abstentions     Non Votes
               -----------     ---------------     -----------     ---------
                 202,191             99                529           2,966

FEDERAL INCOME TAX INFORMATION
-------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended April 30, 1997 shown below. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.

                                                    VOYAGEUR INTERNATIONAL EQUITY FUND
                                                    -----------------------------------
                                                    PER CLASS     PER CLASS   PER CLASS
                                                     A SHARE       B SHARE     C SHARE
                                                    ---------     ---------   ---------
                                                      YEAR          YEAR        YEAR
                                                      ENDED         ENDED       ENDED
                                                     APRIL 30,    APRIL 30,    APRIL 30,
                                                       1997         1997        1997
                                                     -------       -------     -------
Net investment income distribution.................  $ .0215       $   --      $   --
Long-term capital gain distribution................    .0637         .0637       .0637
Short-term capital gain distribution...............    .1158         .1158       .1158
                                                     -------       -------     -------
   Total distributions.............................  $ .2010       $ .1795     $ .1795
                                                     =======       =======     =======



The short-term capital gain distributions above are taxable as ordinary income to shareholders for federal and state income tax purposes.



                                                    VOYAGEUR INTERNATIONAL EQUITY FUND
                                                    ----------------------------------
                                                    PER CLASS    PER CLASS   PER CLASS
                                                     A SHARE      B SHARE     C SHARE
                                                    ---------    ---------   ---------
                                                     PERIOD        PERIOD      PERIOD
                                                      ENDED         ENDED       ENDED
                                                     MAY 12,       MAY 12,     MAY 12,
                                                      1997          1997        1997
                                                     -------       -------     -------
Long-term capital gain distribution................  $ .1790       $ .1790     $ .1790
Short-term capital gain distribution...............    .3206         .3206       .3206
                                                     -------       -------     -------
   Total distributions.............................  $ .4996       $ .4996     $ .4996
                                                     =======       =======     =======






VOY-IEAR 6/97